Loans, Borrowings, Leases obligations and Other Financial Liabilities (Details) - Schedule of financial instrument related to the initial drawdown fee - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other financial liabilities
Other non-current financial liabilities	$ 53,537	$ 1,466
Other current financial liabilities	2,327	961
Total other financial liabilities	$ 55,864	$ 2,427